                                                                  EXHIBIT 10.9.2

                              SECURITY AGREEMENT

     This Security Agreement (the "Agreement") is made as of March 26, 1999 between Natus Medical Incorporated, a California corporation ("Pledgee"), and Tim Johnson ("Pledgor").

                                   Recitals
                                   --------

     Pledgor has obtained a $250,000 line of credit from Scott Valley Bank (the "Bank") evidenced by a promissory note dated March 26, 1999 from the Pledgor to the Bank (the "Note"). The Note requires that Pledgee pledge and deliver to bank collateral sufficient to fully secure the Note under an agreement dated March 26, 1999 (the "Guarantee") in the form of a certificate of deposit of $250,000. Pursuant to Pledgor's election to exercise options to purchase shares of Common Stock of Pledgee, Pledgor has purchased 277,778 shares of Pledgee's Common Stock (the "Shares"). The Note and the Guarantee, as well as each of the Pledgor and Pledgee's obligations thereunder are as set forth in Exhibits 1A and 1B to this Agreement. The Pledgee desires to retain the services of the Pledgor and Pledgor desires to continue to provide such services.

     NOW, THEREFORE, it is agreed as follows:

     1.   Creation and Description of Security Interest. In consideration of the
          ---------------------------------------------
execution of the Guarantee to the Note, Pledgor, pursuant to the Commercial Code of the State of California, the terms and conditions of this Agreement and the Joint Escrow Instructions attached hereto as Exhibit 2 (the "Instructions"), hereby pledges all of such Shares (herein sometimes referred to as the "Collateral") represented by certificate numbers listed on Exhibit 4, duly endorsed in blank or with executed stock powers attached hereto as Exhibit 3, and herewith delivers said certificates to the Assistant Secretary of Pledgee ("Pledgeholder"), who shall hold said certificates subject to the Instructions.

     The pledged stock (together with an executed blank stock assignment for use in transferring all or a portion of the Shares to Pledgee if, as and when required pursuant to this Agreement) shall be held by the Pledgeholder as security for the repayment of the Note, and any extensions or renewals thereof, to be executed by Pledgor pursuant to the terms of the Agreement, and the Pledgeholder shall not encumber or dispose of such Shares except in accordance with the provisions of this Agreement. The Pledgor and Pledgee agree that the sole obligation of Pledgor in the event the bank seizes the collateral pledged by Pledgee shall be the Shares, that the Pledgee shall have no recourse against the Pledgor other than the Shares and that after such a seizure of the collateral, the Shares shall be retained in full satisfaction of Pledgor's obligation to Pledgee.

     2.   Pledgor's Representations and Covenants. To induce Pledgee to enter
          ---------------------------------------
into this Agreement, Pledgor represents and covenants to Pledgee, its successors and assigns, as follows:

          (a)  Payment Of Indebtedness. Pledgor will pay the principal sum of
               -----------------------
the Note, together with interest thereon, at the time and in the manner provided in the Note.

          (b)  Encumbrances. The Shares are free of all other encumbrances,
               ------------
defenses and liens, and Pledgor will not further encumber the Shares without the prior written consent of Pledgee.

          (c)  Margin Regulations. In the event that Pledgee's Common Stock is
               ------------------
now or later becomes margin-listed by the Board of Governors of the Federal Reserve System and Pledgee is classified as a "lender" within the meaning of the regulations under Part 207 of Title 12 of the Code of Federal Regulations ("Regulation G"), Pledgor agrees to cooperate with Pledgee in making any amendments to the Note, the Guarantee or other related documentation or providing any additional collateral as may be necessary to comply with such regulations.

     3.   Voting Rights. During the term of this pledge and so long as all
          -------------
payments of principal and interest are made as they become due under the terms of the Note, Pledgor shall have the right to vote all of the Shares pledged hereunder.

     4.   Stock Adjustments. In the event that during the term of the pledge any
          -----------------
stock dividend, reclassification, readjustment or other changes are declared or made in the capital structure of Pledgee, all new, substituted and additional shares or other securities issued by reason of any such change shall be delivered to and held by the Pledgeholder under the terms of this Security Agreement in the same manner as the Shares originally pledged hereunder. In the event of substitution of such securities. Pledgor, Pledgee and Pledgeholder shall cooperate and execute such documents as are reasonable so as to provide for the substitution of such Collateral and, upon such substitution, references to "Shares" in this Security Agreement shall include the substituted shares of capital stock of Pledgor as a result thereof.

     5.   Options and Rights. In the event that, during the term of this pledge,
          ------------------
subscription options or other rights or options shall be issued in connection with the pledged Shares, such rights, or options shall be the property of Pledgor and, if exercised by Pledgor, all new stock or other securities so acquired by Pledgor as it relates to the pledged Shares then held by Pledgeholder shall be immediately delivered to Pledgeholder, to be held under the terms of this Agreement in the same manner as the Shares pledged.

     6.   Termination of Employment. In the event that the Pledgor shall cease
          -------------------------
to be an employee or consultant for the Pledgeholder for any reason, then Pledgor shall, at the option of the Pledgeholder, repay the whole unpaid balance of principal and accrued interest on the Note to the Bank or shall otherwise arrange for complete release of Pledgeholder's guarantee and collateral with bank no later than 18 months after termination of the Pledgor's employment or consultancy with the Pledgeholder.

     7.   Default. Pledgor shall be deemed to be in default of this Agreement in
          -------
the event:

          (a) Payment of principal or interest on the Note shall be delinquent for a period of 10 days or more and the Bank has seized collateral pledged by Pledgee under its Guarantee of the Note; or

          (b) Pledgor fails to perform any of the covenants set forth in the Note or contained in this Agreement for a period of 10 days after written notice thereof from Pledgee, or

          (c) Pledgor, fails to retire the Note in accordance with section 6 above.

     8.   Release of Collateral. Subject to any applicable contrary rules under
          ---------------------
Regulation G, there shall be released from this pledge a portion of the pledged Shares held by Pledgeholder hereunder upon payments of the principal of the Note. The number of the pledged Shares which shall be released shall be that number of full Shares which bears the same proportion to the initial number of Shares pledged hereunder as the payment of principal bears to the initial full principal amount of the Note. A portion of the Shares may be released for sale to a third party upon the consent of the Pledgor, which consent shall not be unreasonably withheld. Of the proceeds of such sale, at least one half must be used to pay any principal or interest outstanding on the Note and the remainder of such proceeds may be released to the Pledgor; provided, however, that if after such sale and net of the proceeds applied to the Note, the fair market value of the remaining Shares would be less than the then outstanding principal and interest due on the Note, no portion of the proceeds shall be released to the Pledgor.

     9.   Withdrawal or Substitution of Collateral. Pledgor shall not sell,
          ----------------------------------------
withdraw, pledge, substitute or otherwise dispose of all or any part of the Collateral without the prior written consent of Pledgee.

     10.  Term. The within pledge of Shares shall continue until the payment of
          ----
all indebtedness secured by the Pledgee's Guarantee, at which time the remaining pledged stock shall be promptly delivered to Pledgor, subject to the provisions for prior release of a portion of the Collateral as provided in paragraph 7 above.

     11.  Insolvency. Pledgor agrees that if a bankruptcy or insolvency
          ----------
proceeding is instituted by or against him, if a receiver is appointed for the property of Pledgor or if Pledgor makes an assignment for the benefit of creditors, Pledgee may proceed as provided in the case of default.

     12.  Pledgeholder Liability. In the absence of willful or gross negligence,
          ----------------------
Pledgee shall not be liable to any party for any of his acts, or omissions to act, as Pledgeholder pursuant to the Joint Escrow Instructions attached hereto as Exhibit 2.

     13.  Invalidity of Particular Provisions. Pledgor and Pledgee agree that
          -----------------------------------
the enforceability or invalidity of any provision or provisions of this Agreement shall not render any other provision or provisions herein contained unenforceable or invalid.

     14.  Successors or Assigns. Pledgor and Pledgee agree that all of the terms
          ---------------------
of this Agreement shall be binding on their respective successors and assigns, and that the term "Pledgor" and the term "Pledgee" as used herein shall be deemed to include, for all purposes, the respective designees, successors, assigns, heirs, executors and administrators.

     15.  Governing Law. This Agreement shall be interpreted and governed under
          -------------
the internal substantive laws, but not the choice of law rules, of California.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

     "PLEDGOR"                        /s/ Tim C. Johnson
                                      -----------------------------------------
                                      Signature

                                      Tim C. Johnson
                                      --------------
                                      Print Name

                         Address:
                                      -----------------------------------------


                                      -----------------------------------------


     "PLEDGEE"                        NATUS MEDICAL INCORPORATED
                                      a California corporation

                                                /s/ [Illlegible]
                                      -----------------------------------------
                                      By:

                                                      CFO
                                      -----------------------------------------
                                      Title:

                                   EXHIBIT 2
                                   ---------

                           JOINT ESCROW INSTRUCTIONS
                           -------------------------

                                                                 March 26, 1999

Assistant Secretary
1501 Industrial Road
San Carlos, California 94070

Dear Sir:

     As Escrow Agent for both Natus Medical Incorporated, a California corporation (the "Company"), and the undersigned pledgor of stock of the Company (the "Pledgor"), you are hereby authorized and directed to hold the documents delivered to you pursuant to the terms of that certain Security Agreement (the "Agreement") between the Company and the undersigned, to which a copy of these Joint Escrow Instructions is attached as Exhibit 2, in accordance with the following instructions:

     1. In the event the Company and/or any assignee of the Company (referred to collectively for convenience herein as the "Company") defaults on all or a portion of the promissory note attached to the Agreement as Exhibit 1A (the "Note") and the Bank, as the holder of the Note, has seized certain collateral pledged by the Company under an agreement with the holder of the Note ("the "Guarantee"), attached as Exhibit 1B, the Company shall give to Pledgor and you a written notice specifying the number of shares of stock to retained by the Company in satisfaction of Pledgor's obligation to the Company. Pledgor and the Company hereby irrevocably authorize and direct you to close the transaction contemplated by such notice in accordance with the terms of the notice.

     2. At the closing, you are directed (a) to date the stock assignments necessary for the transfer in question, (b) to fill in the number of shares being transferred, and (c) to deliver the same, together with the certificate evidencing the shares of stock to be transferred, to the Company or its assignee, in accordance with the Agreement, against the simultaneous delivery to you of the canceled Note and release of security obligation as to the transferred shares.

     3. Pledgor irrevocably authorizes the Company to deposit with you any certificates evidencing shares of stock to be held by you hereunder and any additions and substitutions to the shares as defined in the Agreement. Pledgor does hereby irrevocably constitute and appoint you as his attorney-in-fact and agent for the term of this escrow to execute with respect to such securities all documents necessary or appropriate to make such securities negotiable and to complete any transaction herein contemplated. Subject to the provisions of this paragraph 3, Pledgor shall exercise all rights and privileges of a stockholder of the Company while the stock is held by you.

     4. Upon written request of Pledgor, but no more than once each year, unless the Note is in default, you will deliver to Pledgor a certificate or certificates representing so many shares of stock the fair market value of which is greater than the principal and interest due upon the Note as of the date thereof. Within eighteen months after cessation of Pledgor's Continuous Status as an Employee by the Company, you will deliver to Pledgor a certificate or certificates representing the aggregate number of Shares subject to the Agreement and not required as collateral for the Note due to the satisfaction of the Note in full by the Pledgor with cash.

          Notwithstanding the foregoing, none of the certificates representing the Shares deposited under these escrow instructions shall be released to the Pledgor if the principal and interest due under Pledgor's Note given in payment for such shares exceeds the fair market value of the Shares subject to the Agreement. So long as the Note is outstanding, the shares shall be held by you as collateral for the obligation under the Note. Upon the request of the Pledgor and the written consent of the Pledgee, you may sell some or all of the Shares and provide no less than one half of the proceeds to the Bank as payment for the Note and the balance to the Pledgor; provided, however, that if after such sale and net of the proceeds applied to the Note, the fair market value of the remaining Shares would be less than the then outstanding principal and interest due on the Note, no portion of the proceeds shall be released to the Pledgor. Subject to the provisions of this paragraph 4, upon payment of the Note in full the remaining certificates representing the shares may be released and delivered to the Pledgor. In the event Pledgor defaults in payment of the Note when due, you shall, upon written request of the Company, deliver the certificate evidencing the shares and the stock assignments to the Company to enable the Company to exercise its rights as a secured party under the Commercial Code of the State of California.

     5. Your duties hereunder may be altered, amended, modified or revoked only by a writing signed by all of the parties hereto.

     6. You shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by you to be genuine and to have been signed or presented by the proper party or parties. You shall not be personally liable for any act you may do or omit to do hereunder as Escrow Agent or as attorney-in-fact for Pledgor while acting in good faith, and any act done or omitted by you pursuant to the advice of your own attorneys shall be conclusive evidence of such good faith.

     7. You are hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or corporation and are hereby expressly authorized to comply with and obey orders, judgments or decrees of any duly approved arbitrator or court of competent jurisdiction. In case you obey or comply with any such order, judgment or decree, you shall not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such compliance, notwithstanding any such order, judgment or decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

     8. You shall not be liable in any respect on account of the identity, authorities or rights of the parties executing or delivering or purporting to execute or deliver the Agreement or any documents or papers deposited or called for hereunder.

     9. You shall not be liable for the outlawing of any rights under any applicable statute of limitations with respect to these Joint Escrow Instructions or any documents deposited with you.

     10. You shall be entitled to employ such legal counsel and other experts as you may deem necessary properly to advise you in connection with your obligations hereunder, may rely upon the advice of such counsel, and may pay such counsel reasonable compensation therefor.

     11. Your responsibilities as Escrow Agent hereunder shall terminate if you shall cease to be the counsel to the Company or its Assistant Secretary or if you shall resign by written notice to each party. In the event of any such termination, the Company shall appoint a successor Escrow Agent.

     12. If you reasonably require other or further instruments in connection with these Joint Escrow Instructions or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments.

     13. It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or right of possession of the securities held by you hereunder, you are authorized and directed to retain in your possession without liability to anyone all or any part of said securities until such disputes shall have been settled either by mutual written agreement of the parties concerned or by a final order, decree or judgment of a duly appointed arbitrator or court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but you shall be under no duty whatsoever to institute or defend any such proceedings.

     14. At the option of either the Company or Pledgor, any and all disputes or controversies arising from or respecting this agreement shall be decided by binding arbitration under the rules of the American Arbitration Association. The arbitrator shall consist of one arbitrator. Arbitration shall take place in Santa Mateo County, California or any other location mutually agreeable to the parties. At the request of either party, arbitration proceedings will be conducted in the utmost secrecy. The arbitrator shall be able to decree any and all relief of an equitable nature and to award damages, with or without an accounting and costs. The decree of judgment of an award rendered by the arbitrator may be entered in any court of competent jurisdiction.

     15. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given when delivered, if given by personal delivery: three (3) business days after the business day of deposit in the United States Post Office, by registered or certified mail with postage and fees prepaid; one (1) business day after the business day of facsimile transmission, if a confirmation copy is sent via first class mail, postage prepaid; or one (1) business day after the business day of deposit with Federal Express or similar overnight carrier, freight prepaid; in any such case addressed to each of the other parties thereunto entitled at the addresses indicated in the Company's records, or at such other addresses as a party may designate by ten days' advance written notice to each of the other parties hereto.

     16. By signing these Joint Escrow Instructions, you become a party hereto only for the purpose of said Joint Escrow Instructions; you do not become a party to the Agreement.

     17. This instrument shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and permitted assigns.

                                      Very truly yours,

                                      COMPANY:

                                      NATUS MEDICAL INCORPORATED
                                      a California corporation

                                      By:  /s/ William Lawrenson
                                         -------------------------

                                      Title:      CFO


                                      PLEDGOR:


                                      /s/ Tim C. Johnson
                                      ----------------------------
                                      Tim C. Johnson


ESCROW AGENT:


__________________________
Assistant Secretary
Natus Medical Incorporated